ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
BUSINESS COMBINATIONS AND TRANSACTIONS	ACQUISITIONS AND DIVESTITURES
Vegetables Exit Process
On January 30, 2023, certain of Dole’s wholly owned subsidiaries entered into a Stock Purchase Agreement (the “Fresh Express Agreement”) with Fresh Express Acquisition, LLC (“Fresh Express”), pursuant to which Fresh Express agreed to acquire the Fresh Vegetables division for approximately $293.0 million in cash, subject to certain adjustments set forth in the Fresh Express Agreement. On March 27, 2024, the Fresh Express Agreement was terminated due to a failure to obtain regulatory approval, and Dole announced that it is in the process of pursuing alternative transactions through which it will exit the Fresh Vegetables business. As of December 31, 2024, the Company believes it will complete the Vegetables exit process within the next 12 months.
The Fresh Vegetables division comprises substantially all of the assets and all of the liabilities of the former Fresh Vegetables reportable segment. Certain assets and liabilities of the Fresh Vegetables reportable segment that are excluded from the transaction are not material, individually or in the aggregate.
The Company determined that exiting the Fresh Vegetables business represents a strategic shift that will have a material effect on the Company’s operations and results. As such, the results of the Fresh Vegetables division have been classified as discontinued operations in the consolidated statements of operations for the periods presented, and its related assets and liabilities have been classified as held for sale in the consolidated balance sheets as of March 31, 2023 and onwards. As a result, depreciation on property, plant and equipment and amortization on operating lease right-of-use assets have ceased as of March 31, 2023. The total amount of depreciation and amortization not recorded from March 31, 2023 to December 31, 2024 was $78.1 million. In accordance with held-for-sale disposal group measurement guidance, an after-tax loss of $78.2 million (pre-tax loss of $104.9 million less a deferred tax credit of $26.7 million) was recorded in the fourth quarter of 2024 to adjust the carrying amount of the Fresh Vegetables division to its estimated fair value, less costs to sell. The pre-tax loss is presented as a valuation allowance against the disposal group and is not allocated to specific assets and liabilities and the adjustment to deferred taxes is recorded within deferred tax liabilities, net. The estimated fair value was based on ongoing negotiations with potential market participants and therefore utilizes unobservable (Level 3) inputs.
Upon exiting the business, Dole does not anticipate having significant continuing involvement with the Fresh Vegetables division.
The following tables present the results of the Fresh Vegetables division as reported in loss from discontinued operations, net of income taxes, in the consolidated statements of operations and the carrying value of assets and liabilities as presented within assets and liabilities held for sale in the consolidated balance sheets.

	Year Ended
	December 31, 2024	December 31, 2023	December 31, 2022

	(U.S. Dollars in thousands)
Revenues, net	$1,110,324	$1,143,239	$1,205,902
Cost of sales	(1,002,783)	(1,102,761)	(1,211,071)
Gross profit (loss)	107,541	40,478	(5,169)
Selling, marketing, general and administrative expenses	(46,220)	(45,872)	(55,520)
Transaction costs	(3,000)	(11,491)	—
(Loss) gain on asset sales, net of asset write-downs of property, plant and equipment	(520)	50	(150)
Operating income (loss) from discontinued operations	57,801	(16,835)	(60,839)
Other income, net	902	821	722
Net interest expense[1]	(1,578)	(6,284)	(4,879)
Income (loss) from discontinued operations before income taxes	57,125	(22,298)	(64,996)
Loss on classification as held for sale before income taxes	(104,886)	—	—
Total loss from discontinued operations before income taxes	(47,761)	(22,298)	(64,996)
Income tax benefit	19,053	452	8,456
Less: (Income) loss from discontinued operations attributable to noncontrolling interests	(172)	28	93
Loss from discontinued operations, net of income taxes	$(28,880)	$(21,818)	$(56,447)
[1] Net interest expense presented within discontinued operations is net of interest income and includes the allocated interest expense related to the portion of Term Loan A and Term Loan B that may be required to be repaid if the Vegetables exit process occurs. As of December 31, 2024, the Company estimated that there would be no minimum prepayment on Term Loan A and Term Loan B. See Note 14 “Debt” for further detail.

	December 31, 2024	December 31, 2023

ASSETS	(U.S. Dollars in thousands)
Cash and cash equivalents	$1,702	$1,425
Current receivables, net[1]	12,721	15,633
Inventories, net	32,259	35,266
Prepaid expenses and other current assets	6,724	5,724
Property, plant and equipment, net	248,545	230,292
Operating lease right-of-use assets	115,917	107,390
Other noncurrent assets	19,060	18,727
Loss recognized on classification as held for sale	(104,886)	—
Total Fresh Vegetables assets held for sale	332,042	414,457
Fresh Vegetables current assets held for sale	332,042	414,457
Fresh Vegetables non-current assets held for sale	—	—
Total Fresh Vegetables assets held for sale	$332,042	$414,457
LIABILITIES
Accounts payable	$61,646	$69,998
Accrued and other current liabilities	75,185	82,019
Operating lease liabilities	70,541	87,477
Deferred tax liabilities, net	19,783	34,005
Other long-term liabilities	17,514	17,843
Total Fresh Vegetables liabilities held for sale	244,669	291,342
Fresh Vegetables current liabilities held for sale	244,669	291,342
Fresh Vegetables non-current liabilities held for sale	—	—
Total Fresh Vegetables liabilities held for sale	$244,669	$291,342
[1]Fresh Vegetables currently sells its trade receivables under the facility with recourse provisions described in Note 8 “Receivables and Allowances for Credit Losses.” Upon exiting the Fresh Vegetables business, Fresh Vegetables’ position under the facility will be settled and these receivables will be included within the disposal group. As of December 31, 2024 and December 31, 2023, total Fresh Vegetables receivables sold under the facility with recourse provisions was $62.2 million and $62.4 million, respectively.
Other Acquisitions and Divestitures
The Company normally engages in acquisitions to grow its business and product offerings and in divestitures to align with Dole’s long-term strategy.
In the year ended December 31, 2024, the Company acquired ownership interests in a number of subsidiaries, none of which were material, individually or in the aggregate. Total purchase consideration for these acquisitions was $1.6 million, and total goodwill acquired was $0.7 million. Additionally, in the year ended December 31, 2024, the Company completed the Progressive Transaction and recognized net cash proceeds of $117.8 million and a gain on sale of the business of $75.9 million. The carrying amount of net assets sold amounted to $41.9 million, including allocated goodwill of $36.0 million. During the years ended December 31, 2024 and December 31, 2023, Progressive Produce comprised $77.9 million and $426.4 million, respectively, of Dole’s consolidated net revenue. Excluding the impact of its contribution to prior period results and the gain on sale recognized in the year ended December 31, 2024, we do not expect the sale to have other material direct or indirect impacts to our future operating results, statement of financial position and cash flows. Other disposals during the year amounted to net assets disposed of $2.4 million, net proceeds received of $1.7 million and gain on disposals of $0.5 million.
In the year ended December 31, 2023, the Company acquired ownership interests in a number of subsidiaries, none of which were material, individually or in the aggregate. Total purchase consideration for these acquisitions was $9.9 million, and total goodwill acquired was $0.7 million. Additionally, in the year ended December 31, 2023, the Company disposed of ownership interests in a subsidiary to a noncontrolling interest. Aggregate consideration received was not material, and there was no gain or loss on the disposal.
For the year ended December 31, 2022, the Company acquired additional ownership interests in a subsidiary. Aggregate purchase consideration and net assets acquired were not material, and total goodwill acquired was $1.2 million. Additionally, in the year ended December 31, 2022, the Company disposed of a subsidiary. Aggregate consideration received and net assets disposed were not material and there was a gain on the disposal of $0.2 million.
Acquisitions related to investments in unconsolidated affiliates were not material for the years ended December 31, 2024, December 31, 2023 and December 31, 2022. See Note 22 “Investments in Unconsolidated Affiliates” for additional detail on divestitures related to investments in unconsolidated affiliates.
See Note 13 “Goodwill and Intangible Assets.” for further information related to acquisitions and divestitures.